Gains and losses on derecognition of financial assets measured at amortized cost	6 Months Ended
Jun. 30, 2025
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure - Gain and Losses on derecognition of Financial Assets at Amortized costs [text block]	Gains and losses on derecognition of financial assets measured at amortized cost For the six months ended June 30, 2025, the Group sold financial assets measured at amortized cost of € 173 million (June 30, 2024: € 134 million). The table below presents the gains and (losses) arising from derecognition of these assets. Three months ended Six months ended in € m. Jun 30, 2025 Jun 30, 2024 Jun 30, 2025 Jun 30, 2024 Gains 2 1 5 2 Losses (1) (2) (2) (10) Net gains (losses) from derecognition of assets measured at amortized cost 1 (0) 4 (8)